EXHIBIT 32


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of NTN Communications, Inc. (the "Registrant") on Form 10-Q for the period ended September 30, 2005, I, Stanley
B. Kinsey, Chief Executive Officer, do hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that, to my knowledge:

(1) the Quarterly Report on Form 10-Q of the Registrant for the period ended September 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Dated: November 8, 2005                 /s/ STANLEY B. KINSEY
                                        Stanley B. Kinsey,
                                        Chairman and Chief Executive Officer
                                        NTN Communications, Inc.

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of NTN Communications, Inc. (the "Registrant") on Form 10-Q for the period ended September 30, 2005, I, Andy Wrobel, Chief Financial Officer, do hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that, to my knowledge:

(1) the Quarterly Report on Form 10-Q of the Registrant for the period ended September 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Dated: November 8, 2005                /s/ Andy Wrobel
                                       Andy Wrobel,
                                       Chief Financial Officer
                                       NTN Communications, Inc.


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